Exhibit 99.1

FINANCIAL RESULTS A P R I L 2 0, 2 0 0 5 First Quarter 2005

First Quarter 2005 Earnings Most businesses show good momentum over the last year IB revenues near record levels of 1Q04 with strength in trading and IB fees Expense management and merger saves evident in results Wholesale and consumer credit quality are strong WorldCom litigation settled Strong capital base

1Q05 Earnings - GAAP Comparison Non-Operating Charges (After-Tax)

1Q05 LOB Operating Earnings - GAAP Comparison

Proforma Discussion The proforma combined historical lines of business information presents the business segments of the company as if these segments had existed as of the earliest date indicated. For further information regarding the proforma combined historical financial information, including reconciliation to JPMC GAAP financial information, see information furnished pursuant to Regulation FD by JPMC on Form 8-K dated October 1, 2004, as amended on October 20, 2004, January 19, 2005 and April 20, 2005.

1Q05 Significant Items New method for adjusting tax equivalent revenue1 Increases operating tax rate to 35% Operating earnings and EPS unchanged Corporate segment more transparent 1 See illustration in appendix

1Q05 Proforma Operating Performance Comparison 1 Operating basis excludes merger costs, charges related to conforming accounting policies and litigation charges incurred in 2Q04 and 1Q05, and presents revenues and credit costs without the effect of credit card securitizations. All references to credit costs refer to provision for credit losses. 2 Actual numbers for all periods, not over/under.

Revenues up 4% QoQ with expenses flat at $8,892mm Higher compensation expenses Lower noncompensation expenses $150mm incremental/$380mm total merger saves 2Q05 expenses Performance-based compensation $60mm incremental/$440mm total merger saves $70mm estimated from acquisitions1 $200-$250mm estimated incremental spending - marketing & technology 1Q05 Operating Expenses 1 Refers to Cazenove joint venture and Vastera acquisitions

LOB Operating Earnings - Proforma Comparison 1 Change from 1Q04 includes the impact of non-core portfolio actions related to the sale of Bank One's brokered home equity portfolio. The pre-tax impact was $86mm, the after-tax impact was $53mm. Excluding the impact of these actions the change versus 1Q04 would be $297mm or 43%

Strong revenue performance - up 31% QoQ, near record levels of 1Q04 IB fees up 33% YoY; sequentially down from strong 4Q Fixed Income and Equity Markets up QoQ due to strong client activity and portfolio management trading Credit costs benefited from improved portfolio quality and reduced loan balances Expense increase QoQ primarily attributable to performance-based compensation Completed formation of joint venture with Cazenove Investment Bank - Proforma Comparison 1 Actual numbers for all periods, not over/under. 2 1Q04 VAR numbers represent Heritage JPMC Source: Thompson Financial

Retail Financial Services - Proforma Comparison 1 Change from 1Q04 excludes the impact of non-core portfolio actions related to the sale of Bank One's brokered home equity portfolio. 2 See appendix for more detail on Auto & Education Finance. 3 Actual numbers for all periods, not over/under. Earnings up 43%1 YoY and 27% QoQ driven by Consumer & Small Business Banking and Home Finance Strong credit quality across all businesses 3 items affected Auto & Education Finance results After-tax impact $mm

Consumer & Small Business - Proforma Comparison 1Actual numbers for all periods, not over/under. Business drivers trending well, with good growth in deposits and new accounts as well as increases in credit card and investment sales Good progress in legacy Chase branches 108 net new branches YoY 191 new ATMs YoY Revenues up 7% YoY due to wider deposit spreads and higher deposit balances Revenues up 2% QoQ reflecting seasonal tax refund business and merger momentum Expenses down 9% YoY and 2% QoQ reflecting merger saves partially offset by investment in new branches Update: Texas conversion in 3Q05

Home Finance - Proforma Comparison 1 Actual numbers for all periods, not over/under 2 Includes prime first mortgage and subprime loans Prime Production & Servicing Strong secondary marketing results offset drop in prime mortgage originations Favorable MSR risk management performance Expense trends reflect volume declines and productivity improvements Consumer Real Estate Lending Revenue decline QoQ reflects prior period portfolio sales Strong credit trends continue with credit costs down after adjusting for 4Q MH sale Expense trends reflect merger saves and productivity improvements

Card Services - Proforma Comparison (Managed) 1Actual numbers for all periods, not over/under. ROO of 2.52%, up 81bps YoY Revenues increased 4% YoY driven by higher loan balances, higher charge volume and improved spreads Managed margin up 34bps QoQ due to pricing initiatives partially offset by increased funding costs Improved credit quality reflected in lower net charge-off rate (down 66 bps YoY) and lower delinquency ratio (30+ day down 48 bps YoY) Expenses down 4% YoY reflecting merger saves partially offset by increased marketing expenses Update: Conversion of Chase portfolio to TSYS in 3Q05

Commercial Banking - Proforma Comparison 1 Actual numbers for all periods, not over/under. 2 Includes deposits and deposits swept to on-balance sheet liabilities Revenue growth of 2% YoY was driven by 14% growth in Treasury Services revenue. QoQ decline of 4% primarily a result of lower IB revenue in Corporate Banking Middle Market revenue increased 5% YoY primarily driven by higher Treasury Services revenue. 7% growth in loan balances was offset by spread compression Credit costs were down QoQ as a result of lower charge-offs reflecting the continued favorable credit environment. NPL ratio of 0.87% down 73bps YoY and 17bps QoQ Total expense increase of 2% YoY and QoQ primarily due to increased Treasury Services product costs

Treasury & Securities Services - Proforma Comparison 1 Actual numbers for all periods, not over/under. 2 Includes deposits swept to on-balance sheet liabilities 3 Includes an estimated $400 billion of assets under custody from ITS as of 3/31/2005 Revenues increased 16% YoY and 5% QoQ NII up due to spread widening and balance growth Fees up due to growth in Custody, Securities Lending, Trade and Trust products partially offset by decline in balance deficiency fees Expenses decreased 7% QoQ reflecting lower corporate allocations, additional allocations to primarily Comm'l Banking and lower legal and technology-related expenses partially offset by an increase in compensation Liability balances increased 26% YoY. Assets under custody increased 20% YoY excluding the $400 billion of assets under custody from ITS TSS reorganized by combining IS and ITS into WSS. TSS will be managed in two segments - the cash business (TS) and the securities business (WSS)

Asset & Wealth Management - Proforma Comparison 1 Actual numbers for all periods, not over/under Earnings up 21% YoY due to net asset inflows, growth in deposits and market appreciation partially offset by increased compensation expense Earnings up 5% QoQ due to shift in asset mix to higher margin products and seasonal tax preparation fees partially offset by higher compensation expense Consolidation of the Highbridge investment increases revenue and expense in Q1 Assets under supervision up 6% YoY Assets under management up 2% YoY

Corporate - Proforma Comparison 1 NII, other income and expenses are included in Private Equity, Treasury and Other Corporate Earnings 2 Actual not over/(under) Corporate includes: Private equity Treasury Net expenses FTE offsets removed Private equity gains very strong Treasury results includes losses from repositioning of treasury portfolio and ongoing Treasury activities Corporate net expenses down YoY and flat QoQ due to merger saves partially offset by increase in retained expense for tech & ops and staff

Continue to build fortress balance sheet Capital strength with 3/31/05 Tier 1 estimate of 8.6% Stock buyback: $1.3bn in 1Q05 Capital

Merger Milestones

Completed

- ✓ 3/04 - Financial reporting architecture
- ✓ 6/04 - Branding decision
- ✓ 7/04 - Holding company merger
- ✓ 8/04 - Wholesale broker/dealer merger
- ✓ 8/04 - 10/04 - TSYS card conversions
- ✓ 10/04 - Proforma financials - 8K
- ✓ 10/04 - Card bank merger
- ✓ 6/04 - 1/05: HR policies & benefits conformed
- ✓ 11/04 - Merger of lead banks
- ✓ 1/05 - Technology insourcing
- ✓ 1/05 - Merger of payroll & benefit systems
- ✓ 2/05 - Merger of mutual funds
- ✓ 4/05 - Trade finance
- ✓ Next - Clearing conversion

Upcoming

- Roll-out of branding changes
- Technology
  - Treasury Services clearing conversions
  - Card conversions
  - Strategic Data Center mainframe migration
  - Ongoing platform conversions & consolidations
- Texas market integration (Estimated timeframe: 3Q05) and Tri-state market integration
  - Lending platforms
  - Deposit systems
  - Check processing
  - Retail channels
- Network
- Merger investments

20

Outlook - 2Q 2005 Investment Bank IB fee pipeline: continues to be strong Trading: 1Q seasonally strong Credit Portfolio: lower NII & gains from loan workouts Credit: returning to normal over time Retail Financial Services MSR hedging gains/losses: don't plan for ($106mm Q1) Portfolio sales: impact NII ($11bn to date) Credit: stable outlook, not anticipating reductions in allowance Card Margin: stable-pricing initiatives Credit : stable but bankruptcy & FFIEC Marketing: increase in 2Q Commercial Bank Credit Costs: returning to normal over time Corporate Private equity gains: 1Q front end loaded

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004 of JPMorgan Chase filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).

APPENDIX 23

Auto & Education Finance - Proforma Comparison 1Actual numbers for all periods, not over/under. ($ in millions) Pre-tax After-tax Transfer of auto loans to HFS Markdown ($88) Reduction in allowance 10 Total ($78) ($47) Joint venture cancellation charge ($40) ($25) RV sale Other income $24 Reduction in allowance 10 Total $34 $21 Total impact ($84) ($51)

Fully Taxable Equivalent (FTE) Restatement Total operating revenue (Noninterest Revenue and Net interest income) for each of the segments and the Firm is presented on a tax- equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits are presented in the operating results on a basis comparable to taxable securities and investments. This allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding tax impact related to these items was recorded within Income tax expense. In the first quarter of 2005, the Corporate sector's and the Firm's results have been restated to be presented on a tax-equivalent basis. Previously, only the segments' operating results were presented on a tax-equivalent basis, and the impact of the segments' tax-equivalent adjustments was eliminated in the Corporate sector. This restatement had no impact on the Corporate sector's or the Firm's operating earnings.

1Q05 Operating Results1 - Heritage JPMC Comparison JPMorgan Chase ($mm) Investment Bank ($mm) Retail Financial Services ($mm) Card Services (Managed, $mm) 1 Operating basis excludes merger costs, charges related to conforming accounting policies and litigation charges incurred in 2Q04 and 1Q05, and presents revenues and credit costs without the effect of credit card securitizations. All references to credit costs refer to provision for credit losses. 2 Actual numbers for all periods, not over/under.

1Q05 Operating Results1 - Heritage JPMC Comparison Commercial Banking ($mm) Treasury & Securities Services ($mm) Asset & Wealth Management ($mm) Corporate ($mm) 1 Operating basis excludes merger costs, charges related to conforming accounting policies and litigation charges incurred in 2Q04 and 1Q05, and presents revenues and credit costs without the effect of credit card securitizations. All references to credit costs refer to provision for credit losses. 2 Actual numbers for all periods, not over/under.